SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                January 31, 2000
                                ----------------

                               CENTENNIAL BANCORP
             (Exact name of registrant as specified in its charter)


                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-10489
                              (Commission File No.)


                                   93-0792841
                        (IRS Employer Identification No.)

          Benjamin Franklin Plaza
          One S.W. Columbia Street, Suite 900
          Portland,  Oregon                                     97258
(Address of principal executive offices)                      (Zip Code)



              Registrant's telephone number, including area code:

                                 (503) 973-5556

Item 5.     Other Events.

      Centennial Bancorp (the "Company") (NASDAQ: CEBC) announced that its Board of Directors has adopted a stock repurchase program authorizing the Company to repurchase up to 5% of its outstanding shares over the next two years.

      For further information with respect to the stock repurchase program, please see Exhibit 99.1 filed herewith.

Item 7.     Financial Statements and Exhibits

   (c) Exhibits

            99.1 Press Release dated January 31, 2000 announcing Centennial Bancorp's stock repurchase program.




                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Centennial Bancorp

Date: February 3, 2000.                      By:  /s/ Michael J. Nysingh
                                                  ----------------------
                                                  Michael J. Nysingh
                                                  Chief Financial Officer